UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 19, 2011

GLEACHER & COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-14140

(Commission File Number)

22-2655804

(IRS Employer Identification No.)

1290 Avenue of the Americas

New York, New York

(Address of Principal Executive Offices)

10104

(Zip Code)

(212) 273-7100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 19, 2011, Gleacher & Company, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s principal offices located at 1290 Avenue of the Americas, New York, NY 10104, in accordance with the Notice of Annual Meeting of Stockholders sent on or about April 25, 2011 to all stockholders of record at the close of business on April 7, 2011.  The results of voting on each of the matters submitted to a vote of the stockholders at the Annual Meeting are set forth below.

Proposal 1:             Election of Directors:

At the Annual Meeting, each of the director nominees listed below was elected for one-year terms expiring in 2012 and received the number of votes set forth after their respective names below.

	For:	Withheld:	Broker non-votes:
Eric J. Gleacher	89,339,650	4,080,338	22,549,365
Henry S. Bienen	92,770,969	649,019	22,549,365
Marshall Cohen	87,506,031	5,913,957	22,549,365
Robert A. Gerard	92,551,940	868,048	22,549,365
Thomas J. Hughes	92,656,595	763,393	22,549,365
Mark R. Patterson	87,876,135	5,543,853	22,549,365
Christopher R. Pechock	92,603,965	816,023	22,549,365
Bruce Rohde	92,534,075	885,913	22,549,365
Robert S. Yingling	92,797,820	622,168	22,549,365

Proposal 2:             Advisory Vote on Executive Compensation:

At the Annual Meeting, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.  Proposal 2 received the following votes:

For:	91,967,066
Against:	1,034,424
Abstain:	418,498
Broker non-votes:	22,549,365

Proposal 3:             Advisory Vote on the Frequency of Advisory Votes on Executive Compensation:

At the Annual Meeting, for the advisory vote on the frequency of holding future advisory votes on executive compensation, the frequency of “1 year” received the highest number of votes. Proposal 3 received the following votes:

1 Year:	88,049,661
2 Years:	255,634
3 Years:	4,572,200
Abstain:	542,493
Broker non-votes:	22,549,365

Subsequent to the advisory vote on this matter by the Company’s stockholders, the Company’s Board of Directors determined that future advisory votes on executive compensation shall be submitted to stockholders on an annual basis, subject to any future developments that suggest that a biennial or triennial advisory vote would be more appropriate.

Proposal 4:             Ratification of Appointment of Independent Registered Public Accounting Firm:

At the Annual Meeting, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2011 was ratified.  Proposal 4 received the following votes:

For:	115,759,720
Against:	168,856
Abstain:	40,777
Broker non-votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLEACHER & COMPANY, INC.

By:	/s/ Jeffrey Kugler
Name:	Jeffrey Kugler
Title:	Chief Financial Officer

Dated:  May 20, 2011